SUPPLEMENT TO THE

SPARTAN® 500 INDEX FUND

June 27, 2002

STATEMENT OF ADDITIONAL INFORMATION

Effective on or about January 13, 2003, Deutsche Asset Management, Inc. (DAMI) will no longer serve as a sub-adviser for the fund. Fidelity Management & Research Company (FMR) will continue to be the fund's manager and be responsible for handling the fund's business affairs. However, FMR will now be responsible for choosing the fund's investments and placing orders to buy and sell the fund's investments. The address of FMR and its affiliates, unless otherwise indicated, is 82 Devonshire Street, Boston, Massachusetts 02109. All references to DAMI throughout this document should be replaced with FMR as applicable.

Effective on or about January 13, 2003, Deutsche Bank Trust Company Americas (DBTCA), formerly known as Bankers Trust Company, will no longer serve as securities lending agent for the fund. Effective on or about January 13, 2003, Mellon Bank, N.A. serves as securities lending agent for the fund.

The following information replaces the second paragraph found under the heading "Limitations on Futures and Options Transactions" in the "Investment Policies and Limitations" section on page 6.

FMR also intends to follow certain other limitations on the fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract, option, or swap agreement if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures, options, or swaps positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The following information replaces similar information found under the heading "Swap Agreements" in the "Investment Policies and Limitations" section on page 10.

Swap Agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

The most significant factor in the performance of swap agreements is the change in value of the specific index, security or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Effective November 27, 2002, the following information replaces the similar information found under the heading "Interested Trustees" in the "Trustees and Officers" section on page 16.

Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

The following information replaces similar information found under the heading "Interested Trustees" in the "Trustees and Officers" section on page 17.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

SMIB-02-01 December 27, 2002
1.717337.107

Effective November 27, 2002, Maria F. Dwyer serves as President and Treasurer of Spartan 500 Index. The following information replaces the similar information found under the heading "Executive Officers" in the "Trustees and Officers" section on page 19.

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Spartan 500 Index. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective November 27, 2002, Timothy F. Hayes serves as the Chief Financial Officer of Spartan 500 Index. The following information supplements the information found under the heading "Executive Officers" in the "Trustees and Officers" section on page 19.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan 500 Index. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Effective July 18, 2002, Francis V. Knox, Jr. serves as Assistant Treasurer of Spartan 500 Index. The following information supplements the information found under the heading "Executive Officers" in the "Trustees and Officers" section beginning on page 19.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan 500 Index. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Effective November 27, 2002, Mark Osterheld serves as Assistant Treasurer of Spartan 500 Index. The following information supplements the information found under the heading "Executive Officers" in the "Trustees and Officers" section beginning on page 19.

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan 500 Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Effective July 18, 2002, Paul Maloney no longer serves as Assistant Treasurer of Spartan 500 Index. The following information has been removed from the "Trustees and Officers" section on page 20.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan 500 Index. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective on or about January 13, 2003, the following information replaces similar information found under the heading "Custodians" in the "Description of the Trust" section on page 28.

Custodians. Mellon Bank, N.A., One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

Supplement to the
Spartan® 500 Index Fund
June 27, 2002
Prospectus

Effective on or about January 13, 2003, Deutsche Asset Management, Inc. (DAMI) will no longer serve as a sub-adviser for the fund. Fidelity Management & Research Company (FMR) will continue to be the fund's manager and be responsible for handling the fund's business affairs. However, FMR will now be responsible for choosing the fund's investments and placing orders to buy and sell the fund's investments. The address of FMR and its affiliates, unless otherwise indicated, is 82 Devonshire Street, Boston, Massachusetts 02109. All references to DAMI throughout this document should be replaced with FMR as applicable.

The following information replaces the fifth paragraph found under the heading "Principle Investment Strategies" in the "Investment Details" section on page 7.

FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Effective January 1, 2003, the following information replaces similar information found in the "Buying and Selling Shares" section on page 11.

Fund Minimums
Initial Purchase	$10,000
For Fidelity Traditional IRA, Roth IRA, and Rollover IRAs	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Subsequent Purchase	$1,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$250
Through regular investment plans	$500
Balance	$5,000
For Fidelity Traditional IRA, Roth IRA, and Rollover IRAs	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

Effective January 1, 2003, the following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open ($2,000 for fund balances in Fidelity Traditional IRA, Roth IRA and Rollover IRAs, and $500 in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

SMI-02-02 December 27, 2002
1.717989.112

Effective January 1, 2003, the following information replaces similar information found in the "Features and Policies" section beginning on page 15.

You will be given 30 days' notice to re-establish the minimum balance if your fund balance falls below $5,000 ($2,000 for fund balances in Fidelity Traditional IRA, Roth IRA, and Rollover IRAs, and $500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in the fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.